LETTER OF TRANSMITTAL
                                  to Tender
                        10 1/4% Senior Notes due 2001
                           (CUSIP No. 294037-AD-8)
                                      of
                           VISKASE COMPANIES, INC.

                       Pursuant to the Offer to Exchange
                            Dated August 20, 2002

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 19, 2002, UNLESS EXTENDED AS DESCRIBED IN THE OFFER TO EXCHANGE. WITHDRAWAL RIGHTS FOR TENDERS OF OLD NOTES WILL EXPIRE UPON THE EXPIRATION OF THE EXCHANGE OFFER OR UPON ACCEPTANCE OF THE OLD NOTES FOR EXCHANGE.

               The exchange agent for the exchange offer is:

              Wells Fargo Bank Minnesota, National Association


By regular mail or overnight courier:              By facsimile:

   Wells Fargo Bank Minnesota,         (eligible guarantor institutions only)
      National Association                         (612) 667-9825
    Corporate Trust Services
Sixth Street and Marquette Avenue            To confirm by telephone or
          MAC N9303-120                        for information call:
      Minneapolis, MN 55479                        (612) 667-2344
  Attention:  Jane Y. Schweiger

By hand:                                              By certified mail:

   Wells Fargo Bank Minnesota,                  Wells Fargo Bank Minnesota,
      National Association                          National Association
    Corporate Trust Services                  Corporate Trust Services  - CFS
Northstar East Building - 12th Floor                    P.O. Box 2370
      608 Second Avenue South                     Minneapolis, MN 55402-0370
      Minneapolis, MN  55402                     Attention: Jane Y. Schweiger
  Attention:  Jane Y. Schweiger

   List below the old notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately signed schedule and affix the schedule to this Letter of Transmittal.

                                          DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Holder(s) and Participant's
DTC Account Number in which old notes are held                                  Old Notes Tendered
(Please fill in, if blank, exactly as                            (Attach additional schedule, if necessary)
name(s) appear(s) on old notes) Old Notes Tendered
                      (1)                                                (2)                    (3)
                                                                                           Total Principal
                                                                  Certificate           Amount of Old Notes
                                                                    Number(s)                  Tendered








                                                                                        Total

   You must waive all existing and past defaults and their consequences under the old notes tendered hereby and under the indenture under which the old notes were issued, including, without limitation, any default in the payment of interest. The tender of old notes will constitute a waiver of defaults with respect to such old notes.

                         IMPORTANT NOTICE REGARDING DELIVERY

   ALTHOUGH DELIVERY OF OLD NOTES MAY BE EFFECTED THROUGH BOOK-ENTRY TRANSFER INTO THE EXCHANGE AGENT'S ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF) PROPERLY COMPLETED AND DULY EXECUTED, ALONG WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS, MUST IN ANY CASE BE TRANSMITTED TO AND RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION TIME, OR THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE OFFER TO EXCHANGE MUST BE COMPLIED WITH. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY IN ACCORDANCE WITH THE BOOK-ENTRY TRANSFER FACILITY'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.
   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
   THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.
   All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Exchange, dated August 20, 2002.
   This Letter of Transmittal is to be used by holders of old notes if: (i) certificates representing old notes are to be physically delivered to the exchange agent herewith by such holders; (ii) tender of old notes is to be made by book-entry transfer to the exchange agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of old notes or (iii) tender of old notes is to be made according to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Guaranteed delivery." Delivery of documents to DTC does not constitute delivery to the exchange agent.
   If holders desire to tender old notes pursuant to the exchange offer and
(i) certificates representing such old notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such holder's old notes and all other required documents to reach the exchange agent prior to the expiration of the exchange offer (the "Expiration Time") or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time, such holders may effect a tender of such old notes in accordance with the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Guaranteed delivery." See Instruction 1 below.
   Holders of old notes that are tendering old notes by book-entry transfer to the exchange agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants that are accepting the exchange offer must transmit their acceptances to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an Agent's Message to the exchange agent for its acceptance. DTC participants may also accept the exchange offer by completing and submitting a Notice of Guaranteed Delivery through ATOP. This Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, along with any required signature guarantees and any other required documents, must in any case be transmitted to and received by the exchange agent on or prior to the Expiration Time, or the guaranteed delivery procedures described herein must be complied with.
   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.
   THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF OLD NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING

OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH
THE LAWS OF SUCH JURISDICTION.
   Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offer to Exchange, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the information agent, whose addresses and telephone numbers appear on the back cover of this Letter of Transmittal. See Instruction 10 below.
                             TENDER OF OLD NOTES
                              METHOD OF DELIVERY

___ CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE BEING DELIVERED
    HEREWITH.
___ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: __________________________________________
    Account Number: __________________  Transaction Code Number: ____________
___ CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name of Registered Holder(s): ___________________________________________

    Window Ticket No. (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: _____________________

    Name of Eligible Institution that Guaranteed Delivery: __________________

    If Delivered by Book-Entry Transfer (yes or no): ________________________

    Name of Book-Entry Transfer: ____________________________________________

    Name of Book-Entry Transfer Facility: ___________________________________

    Account Number: ________________ Transaction Code Number: _______________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   By execution hereof, the undersigned acknowledges receipt of the Offer to Exchange and this Letter of Transmittal and instructions hereto, which together constitute the offer by Viskase Companies, Inc., a Delaware corporation (together with any successor entity, the "Company"), to exchange for each $1,000 principal amount of old notes properly tendered $367.96271 principal amount of the Company's 8% Senior Subordinated Secured Notes Due 2008 (the "new notes") to be issued under the Indenture and 126.82448 shares of the Company's Series A Convertible Preferred Stock (the "new preferred stock", together with the new notes, the "Exchange Consideration").

   The undersigned understands that accrued interest has not been paid on old notes, and a tender of old notes (upon acceptance for exchange thereof) shall be deemed a waiver of any right to receive such interest and any obligation of the Company to pay such interest. The undersigned understands and agrees that by tendering old notes the undersigned shall be deemed to have the right to give such waiver and shall indemnify the Company to the extent such waiver is not effective with respect to any liability the Company may have for failure to pay such interest on such tendered old notes.

   Subject to, and effective upon, the acceptance for exchange of the principal amount of old notes tendered with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the old notes that are being tendered (including, without limitation, any existing or past defaults and their consequences in respect of the old notes and the indenture under which the old notes were issued) and releases and discharges the Company and its affiliates from any and all claims such holder may have now, or may have in the future, arising out of or related to the old notes, including, without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to the old notes or to participate in any redemption or defeasance of the old notes. The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that the exchange agent also acts as the agent of the Company) with respect to such old notes with full power of substitution and re-substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such old notes and all evidences of transfer and authenticity to, or transfer ownership of, such old notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such old notes for transfer of ownership on the books of the Company or the Trustee and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such old notes.

   The undersigned understands that holders who tender old notes pursuant to the exchange offer are entitled to withdraw all or any portion of old notes tendered if the exchange agent receives, not later than the Expiration Time, a telegram, telex, facsimile transmission or letter setting forth the name of the holder, the aggregate principal amount of the old notes the holder tendered, the certificate number(s) of the old note(s), unless such old notes were tendered by book-entry delivery, the holder tendered and a statement that such holder is withdrawing all or a portion of such tender. The undersigned may withdraw his, her or its vote in the manner set forth in the Offer to Exchange under "THE OFFER - Procedures for tendering old notes - Withdrawal of tenders."

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the old notes tendered hereby, and that when the tendered old notes are accepted for exchange and payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the old notes tendered hereby.

   For purposes of the exchange offer, the undersigned understands that the Company will be deemed to have accepted for exchange old notes validly tendered (or defectively tendered old notes with respect to which the Company has waived such defect) and not validly withdrawn prior to the expiration of the exchange offer if, as and when the Company gives oral or written notice thereof to the exchange agent.

   The undersigned understands that tenders of old notes pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance of tendered old notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Exchange in effect at the expiration of the exchange offer.

   The undersigned understands that any old notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under "Special Delivery Instructions" below and, in case any old note is exchanged only in part, the Company will execute, and the trustee will authenticate and deliver to the holder of such old note without service charge, a new old note, of any authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unexchanged portion of the old note so tendered.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

   The undersigned understands that the delivery and surrender of the old notes is not effective, and the risk of loss of the old notes does not pass to the exchange agent, until receipt by the exchange agent of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including date and time of receipt) and acceptance of tenders and withdrawals of old notes and deliveries will be determined in the Company's sole discretion, which determination shall be final and binding.

   Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby requests that any old notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of the undersigned (and in the case of old notes tendered by book-entry transfer, by credit to the account specified at DTC), and certificates for new notes or new preferred stock constituting payments of any consideration to be paid in connection with the exchange offer be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any old notes representing principal amounts not tendered or not accepted for exchange and certificates for new notes or new preferred stock constituting payments of any consideration to be paid in connection with the exchange offer be delivered to the undersigned at the address(es) shown above. In the event that the "Special Payment Instructions" box or the "Special Delivery Instructions" box is, or both are, completed, the undersigned hereby requests that any old notes representing principal amounts not tendered or not accepted for exchange be issued in the name(s) of, certificates for such old notes be delivered to, and certificates for new notes or new preferred stock constituting payments of any consideration to be paid in connection with the exchange offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable (and in the case of old notes tendered by book-entry transfer, by credit to the account specified at DTC). The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" box or "Special Delivery Instructions" box to transfer any old notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amount of such old notes so tendered.

                               PLEASE SIGN HERE
           (To Be Completed By All Tendering Holders of Old Notes
    Regardless of Whether Old Notes Are Being Physically Delivered Herewith)

   This Letter of Transmittal must be signed by the registered holder(s) of old notes exactly as their names(s) appear(s) on certificate(s) for old notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of old notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 below.

X ___________________________________________________________________________

X ___________________________________________________________________________
                      Signature(s) of Registered Holder(s)
Date: __________, 2002
Name(s): ____________________________________________________________________
                                (Please Print)
Capacity: (full title) ______________________________________________________
_____________________________________________________________________________
Address: ____________________________________________________________________
                            (Including Zip Code)
Area Code and Telephone No.: ________________________________________________
Tax Identification or Social Security No.:___________________________________
                                         (See Substitute W-9 included herein)



               SIGNATURE GUARANTEE (See Instruction 3 below)
        Certain Signatures Must Be Guaranteed by an Eligible Institution
                   FOR USE BY FINANCIAL INSTITUTIONS ONLY
                PLACE MEDALLION GUARANTEE IN THE SPACE BELOW


_____________________________________________________________________________
          (Name of Eligible Institution Guaranteeing Signature(s))
_____________________________________________________________________________
   (Address (including zip code) and Telephone Number (including area code)
                                 of Firm)
_____________________________________________________________________________
                             (Authorized Signature)
_____________________________________________________________________________
                                  (Printed Name)
_____________________________________________________________________________
                                       (Title)

Dated: ____________, 2002

SPECIAL PAYMENT INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, and 5)           (See Instructions 3 and 4)
To be completed ONLY if                   To be completed ONLY if
certificates for old notes in             certificates evidencing old notes
the principal amount not tendered         for amounts not accepted by the
or not accepted for exchange are          Company for payment, or the
to be issued in the name of, or           Exchange Consideration are to be
certificates for new notes or new         sent to someone other than the
preferred stock constituting the          person or persons who submits
Exchange Consideration are to be          this Letter of Transmittal or to
issued to the order of, someone           such person at an address other
other than the person or persons          than that shown in the box
who submits this Letter of                entitled "DESCRIPTION OF OLD
Transmittal, or if old notes              NOTES TENDERED" above in this
tendered by book-entry transfer           Letter of Transmittal.
that are not accepted for exchange
are to be credited to an account
maintained at DTC other than the
one designated above.

Issue:                                     Issue:
__ New Note or New Preferred Stock         __ New Note or New Preferred Stock
   Certificate(s)                             Certificate(s)
__ Old Note Certificate(s) to:             __ Old Note Certificate(s) to:

Name: ________________________             Name: ____________________________
           (Please Print)                             (Please Print)
Address: _____________________             Address: _________________________
______________________________             __________________________________
______________________________             __________________________________
      (Include Zip Code)                        (Include Zip Code)

______________________________             __________________________________
(Taxpayer Identification or                (Taxpayer Identification or
Social Security Number)                     Social Security Number)
(See Substitute Form W-9 herein)           (See Substitute Form W-9 herein)

Credit unexchanged old notes
delivered by book-entry transfer to
the following DTC account:
___________________________________

Name of Account Party: ____________

                  PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                                     INSTRUCTIONS

          FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.

   To tender old notes in the exchange offer, physical delivery of certificates for old notes or a confirmation of book-entry transfer into the exchange agent's account with DTC of old notes tendered electronically, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein prior to the expiration of the exchange offer. Tenders of old notes in the exchange offer may be made in the manner described in the preceding sentence and otherwise in compliance with this Letter of Transmittal. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING OLD NOTES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED.

   If holders desire to tender old notes pursuant to the exchange offer and
(i) certificates representing such old notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such holder's old notes and all other required documents to reach the exchange agent prior to the Expiration Time for old notes tendered or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Time for old notes tendered, such holders may effect a tender of old notes in accordance with the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Guaranteed delivery."

   Pursuant to the guaranteed delivery procedures:

     (a) such tender must be made by or through an "eligible institution" (as defined in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Guaranteed delivery.");

     (b) prior to the Expiration Time, the exchange agent must have received from such eligible institution, at the address of the exchange agent set forth herein, a properly completed and validly executed Notice of Guaranteed Delivery (by manually signed facsimile transmission, mail or hand delivery) substantially in the form provided by the Company, setting forth the name(s) and address(es) of the holder(s), and the principal amount of old notes being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days from the date of the Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal, including any required signature guarantees (or a manually signed facsimile thereof) or, in the case of a book-entry transfer, an Agent's Message, together with certificates representing the old notes (or confirmation of book-entry transfer of such old notes into the exchange agent's account at
   DTC), and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such eligible institution with the exchange agent; and

     (c) this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and validly executed with any required signature guarantees, and, in the case of a book-entry transfer, an Agent's Message, together with certificates for all old notes in proper form for transfer, or confirmation of book-entry transfer of such old notes into the exchange agent's account at DTC, and any other required documents must be received by the exchange agent within three NYSE trading days after the date of the Notice of Guaranteed Delivery; provided, however, that this Letter of Transmittal (or a facsimile hereof) properly completed and duly executed, along with any required signature guarantees and any other required documents, must in any case be transmitted to and received by the exchange agent on or prior to the Expiration Time, or the guaranteed delivery procedures described herein must be complied with.

2. Withdrawals of Tenders.

   No holder may revoke the tender of an Old Note on or after the expiration of the exchange offer. Any holder who has tendered old notes, or who succeeds to ownership of old notes previously tendered, may validly withdraw such tender prior to the expiration of the exchange offer by delivering written notice of withdrawal in accordance with the following procedures. In order to be valid, the exchange agent must receive at the address set forth herein, not later than the expiration of the exchange offer, a telegram, facsimile transmission or letter setting forth the name of the holder, the principal amount of the old notes the holder tendered, the certificate numbers of the old notes the holder tendered and a statement that such holder is withdrawing all or a portion of such tender. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such old notes) to the exchange agent, the name of the holder and the certificate numbers relating to such old notes withdrawn (or, in the case of old notes transferred by book-entry transfer, the name and number of the account at
DTC) must also be furnished to the exchange agent as aforesaid prior to the physical release of the certificates for the withdrawn old notes. A purported notice of withdrawal that lacks any of the required information or is dispatched to an improper address will not validly withdraw a tender previously made.

3. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures.

   If this Letter of Transmittal is signed by the holder(s) of the old notes tendered, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the old notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the old notes.

   IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

   If any of the old notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any tendered old notes are registered in different names and several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

   If this Letter of Transmittal is signed by the holder, and the certificates for any principal amount of old notes not tendered or not accepted for exchange are to be issued (or if any principal amount of old notes not tendered or not accepted for exchange is to be reissued or returned) to, or, if tendered by book-entry transfer, credited to the account at DTC of the holder, and certificates for new notes or new preferred stock constituting payments of any consideration to be made in connection with the exchange offer are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered old notes nor provide a separate bond power. In any other case (including if this Letter of Transmittal is not signed by the holder), the holder must either properly endorse the certificates for old notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such old notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of old notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an eligible institution, unless such certificates or bond powers are executed by an eligible institution.

   If this Letter of Transmittal or any certificates for old notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

   Endorsements on certificates for old notes and signatures on bond powers and proxies provided in accordance with this Instruction 3 by registered holders not executing this Letter of Transmittal must be guaranteed by an eligible institution.

   No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered holder(s) of the old notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of old notes) and payment of any consideration is to be paid, or if any old notes for principal amounts not tendered or not accepted for exchange are to be issued, directly to such holder(s) or, if tendered by a participant in DTC, any old notes for principal amounts not tendered or not accepted for exchange are to be credited to such participant's account at DTC and neither the "Special Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (ii) such old notes are tendered for the account of an eligible institution. IN ALL OTHER CASES, ALL SIGNATURES ON A LETTER OF TRANSMITTAL ACCOMPANYING OLD NOTES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

4. Special Payment and Special Delivery Instructions.

   Tendering holders should indicate in the applicable box or boxes the name and address to which old notes for principal amounts not tendered or not accepted for exchange or certificates for new notes or new preferred stock constituting payment of the Exchange Consideration are to be sent or issued if different from the name and address of the holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, old notes not tendered or not accepted for exchange will be returned, and certificates for new notes or new preferred stock for payment of the Exchange Consideration will be sent, to the holder of the old notes tendered. Any holder of old notes tendering by book-entry transfer may request that Notes not tendered or not accepted for purchase be credited to such account at DTC as such holder may designate under the caption "Special Payment Instructions". If no such instructions are given, any such old notes not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

5. Taxpayer Identification Number.

   Each holder tendering an Old Note is required to provide the exchange agent with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on Substitute W-9, which is provided under "Important Tax Information" below, or alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject such holder to 31% federal income tax backup withholding on any payment made to the holder with respect to the exchange offer. The box in Part 3 on the form should be checked if the holder has not been issued a TIN and has either applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the exchange agent is not provided with a TIN within 60 days thereafter, the exchange agent will withhold 31% on all such payments of the Exchange Consideration until a TIN is provided to the exchange agent.

6. Transfer Taxes.

   The Company will pay all transfer taxes applicable to the exchange and transfer of old notes pursuant to the exchange offer, except if (i) deliveries of certificates for old notes for principal amounts not tendered or not accepted for payment are registered or issued in the name of any person other than the holder of old notes tendered thereby, (ii) tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal or (iii) a transfer tax is imposed for any reason other than the transfer and exchange of old notes to the Company or its order pursuant to the exchange offer. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be deducted from any payment made or billed directly to such tendering holder.

7. Irregularities.

   All questions as to the form of all documents and the validity (including time of receipt) and acceptance of all tenders and withdrawals of old notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders of old notes will not be considered valid. The Company reserves the absolute right to reject any and all tenders of old notes that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular old notes. The Company's interpretations of the terms and conditions of the Offer to Exchange and the instructions in this Letter of Transmittal will be final and binding. Any defect or irregularity in connection with tenders of old notes or must be cured within such time as the Company determines, unless waived by the Company. Tenders of old notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by the Company or cured by the holder) will not constitute a valid tender of old notes and will not entitle the holder to the new notes or new preferred stock. None of the Company, the exchange agent, the information agent or any other person will be under any duty to give notice of any defect or irregularity in any tender or withdrawal of any old notes, or will incur any liability to holders for failure to give any such notice.

8. Waiver of Conditions.

   The Company reserves the right, in its sole discretion, to amend or waive any of the conditions to the exchange offer in the case of any old notes tendered, in whole or in part, at any time and from time to time.

9. Mutilated, Lost, Stolen or Destroyed Certificates for Old Notes.

   Any holder whose certificates for old notes have been mutilated, lost, stolen or destroyed should write to or telephone the exchange agent at the address or telephone number set forth in the Offer to Exchange under the caption "THE OFFER - Procedures for tendering old notes - Lost or missing certificates."

10. Requests for Assistance or Additional Copies.

    Requests for additional copies of the Offer to Exchange and this Letter of Transmittal may be directed either to the exchange agent at the address or telephone number set forth in the Offer to Exchange as described above or to the information agent at the address on the back page of this Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, certain holders who receive cash in exchange for old notes pursuant to the exchange offer are required to provide the exchange agent (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the exchange agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service and payments, including any consideration, made to such holder with respect to old notes exchanged pursuant to the exchange offer may be subject to backup withholding.

   Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. An exempt holder should indicate his, her or its TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the exchange agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the exchange agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

   If backup withholding applies, the exchange agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup withholding on payments, including any consideration, made with respect to old notes exchanged pursuant to the exchange offer, the holder is required to provide the exchange agent with (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding and (ii) if applicable, an adequate basis for exemption.

What Number to Give the Exchange Agent

   The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered holder. If the old notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                      PAYOR'S NAME: ___________________________

SUBSTITUTE       Part 1 - Please provide your
FORM W-9         Taxpayer Identification Number       _______________________
                 ("TIN") in the box at right and      Social Security Number
                 certify by signing and dating
                 below. For individuals, provide               OR
                 your Social Security Number
                 ("SSN"), for Sole Proprietors,
                 see the enclosed guidelines, for     _______________________
                 all others, provide your Employer    Employer Identification
                 Identification Number ("EIN").                Number
                 If you do not have a number, see
                 "Obtaining A Number" in the
                 enclosed guidelines. If you are
                 exempt from backup withholding,
                 complete this form and check the
                 appropriate box in Part 3 below.
                 Note: If the account is in more
                 than one name, see the enclosed
                 guidelines on whose number to enter.

Department of    Part 2 - Certification - Under penalties of perjury, I
the Treasury     certify that:
Internal
Revenue Service  (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me) and

                 (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

Payer's Request      Certification Instructions -               Part 3
for Taxpayer         You must cross out item (2)                Awaiting
Identification       in Part 2 above if you have                TIN
Number and           been notified by the IRS that                 ___
Certification        you are subject to backup
                     withholding because of under              Exempt
                     reporting interest or                         ___
                     dividends on your tax return.
                     However, if after being
                     notified by the IRS that you
                     were subject to backup
                     withholding you received
                     another notification from the
                     IRS stating that you are no
                     longer subject to backup
                     withholding do not cross out
                     item (2).
                     Signature ___________________
                     Date____________, 2002
                     ______________________________
                          Name (Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
       CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OF SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE FIRST BOX IN PART 3 OF SUBSTITUTE FORM W-9.

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.
___________________________________________   _________________________, 2002
                 Signature                             Date
___________________________________________
            Name (Please Print)


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
   Questions and requests for assistance may be directed to the information agent at its address and telephone number set forth below. Additional copies of the Offer to Exchange, this Letter of Transmittal or other exchange offer-related documents may be obtained from the information agent or from brokers, dealers, commercial banks or trust companies.

                    The information agent for the
                           exchange offer is:

                           MORROW & CO.,INC.

                      445 Park Avenue, 5th Floor
                           New York, NY 10022


                      Call Collect (212) 754 - 8000

            Banks and Brokerage Firms, Please Call:  (800) 654 - 2468

               Noteholders, Please Call:  (800) 607 - 0088